PLANT AND EQUIPMENT, NET (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2017 CNY (¥)	Sep. 30, 2017 USD ($)	Sep. 30, 2016 CNY (¥)
Plant and building	¥ 127,608		¥ 127,601
Machinery and equipment	48,625		44,098
Furniture and office equipment	12,392		12,388
Motor vehicles	4,777		4,378
Total	193,402		188,465
Accumulated depreciation	(50,081)		(42,021)
Accumulated impairment	0		0
Construction in progress	1,511		5,615
Plant and equipment, net	¥ 144,832	$ 21,822	¥ 152,059